                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of report (Date of earliest event reported): JULY 21, 2000
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                     FIRST BANK CORPORATE CARD MASTER TRUST
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             (Exact name of registrant as specified in its charter)


     UNITED STATES                       000-22781               41-1881896
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(State or other jurisdiction            (Commission           (I.R.S. Employer
   of Incorporation)                    File Number)         Identification No.)


                4325 17TH AVENUE S.W. FARGO, NORTH DAKOTA         58103
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               (Address of principal executive offices)        (Zip Code)


        Registrant's telephone number, including area code:   701-461-3468
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                                (NOT APPLICABLE)
                                ----------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

        Pursuant to the Pooling and Servicing Agreement, dated as of February 1, 1997 (the "Agreement"), among U.S. Bank National Association ND, as Transferor, U.S. Bank Card Services, Inc., as Servicer, and Citibank, N.A., as Trustee on behalf of the Certificateholders of the First Bank Corporate Card Master Trust, as supplemented by the Series 1997-1 Supplement thereto, dated as of February 27, 1997, the Servicer has prepared and delivered to the Trustee the monthly servicer's certificate with respect to the Interest Payment Date of July 17, 2000, which monthly servicer's certificate is attached hereto as Exhibit 99.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c.)  Exhibits (filed herewith)

              Exhibit 99     Monthly Servicer's Certificate dated July 13, 2000.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FIRST BANK CORPORATE CARD MASTER TRUST
                             By U.S. BANK NATIONAL ASSOCIATION ND, as Originator

                             By  /s/ David P. Grandstrand
                                 ------------------------
                                 David P. Grandstrand
                                 Senior Vice President & Treasurer




DATE:  July 21, 2000
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